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                                   Exhibit 1

To the Holders of
TIERS Asset-Backed Securities,
Series CHAMT Trust 1997-7
Fixed Rate Notes, Class A
CUSIP: 871928AR8

Pursuant to Section 9(c) of the Series Trust Indenture dated September 15, 1997 between TIERS Asset-Backed Securities, Series CHAMT Trust 1997-7 and U.S.Bank Trust National Association, formerly First Trust of New York, National Association, as Indenture Trustee, First Trust of New York, National Association hereby gives notice with respect to the Distribution occurring on June 15, 1998 (the "Distribution Date") as follows:

(i) The amount of the distribution to holders of the Fixed Rate Notes Class A allocable to principal of and premium, if any, and interest and the amount of aggregate unpaid interest accrued, if any, as of the Distribution Date, expressed as a dollar amount per $1,000 original face amount thereof, were as follows:

                                    Fixed Rate Notes, Class A

Principal                           $0.00
Premium, if any                     $0.00
Interest Paid                       $5.573333
Interest Accrued and not paid       $0.00

(ii) No compensation has been paid to the Administrator or Trustee from Available Funds under the TIERS Asset-Backed Securities, Series CHAMT Trust 1997-7.

(iii) The aggregate stated principal amount of the Chase Credit Card Master Trust Class A Floating Rate Certificates, Series 1996-4 (the "Deposited Assets") is $363,900,000 and the notional amount is the same.

(iv) The Deposited Assets will bear interest at a rate of 5.78625% for the period from June 15, 1998 through July 15, 1998.

(v) The Deposited Assets are rated AAA by Standard & Poors and Aaa by Moody's Investors Service .

(vi) The Eligible Investments held by the Issuer as of the Distribtion Date were as follows: None.

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(vii)  The PSA Index Rate determined with respect to the Distribution Date by
Westdeutsche Landesbank Girozentrale, as Swap Counterparty is not to be determined prior to February 1999.

(viii) The aggregate outstanding principal balance of, Notional Amount attributable to and the Current Factor applicable to each class of Securities as of the close of business on the Distribution Date were as follows:

               Fixed Rate Notes, Class A     Floating Rate Certificates Class B

Aggregate Outstanding    $352,980,000              $10,920,000
Principal Balance
Notional Amount          $352,980,000              $10,920,000
Current Factor             1.00000000               1.00000000


U.S. Bank Trust National Association, as Indenture Trustee


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                                   Exhibit 2

To the Holders of
TIERS Asset-Backed Securities,
Series CHAMT Trust 1997-7
Floating Rate Certificates, Class B
CUSIP: 8712928AS8

Pursuant to Section 4.2 of the Base Trust Agreement dated September 15, 1997 between Structured Products Corporation and Delaware Trust Capital Management, Inc. , U.S. Bank Trust National Association, formerly First Trust of New York, National Association, as Administrator, hereby gives notice with respect to the Distribution occurring on June 15, 1998 (the "Distribution Date") as follows:

(i) The amount of the distribution to holders of each Class of Securities allocable to principal of and premium, if any, and interest and the amount of aggregate unpaid interest accrued, if any, as of the Distribution Date, expressed as a dollar amount per $1,000 original face amount thereof, were as follows:

                Fixed Rate Notes, Class A    Floating Rate Certificates Class B

Principal                        $0.00                           $0.00
Premium, if any                  $0.00                           $0.00
Interest Paid                    $5.573333                       $5.042882
Interest Accrued and not paid    $0.00                           $0.00

(ii) The Floating Rate Pass Through Rate applicable to the Floating Rate Class B Certificates for the period from May 15, 1998 through June 15, 1998 and payable on the on the Distribution Date , as calculated by Westdeutsche Landesbank Girozentrale, the Calculation Agent is 5.85625%.

(iii) No compensation has been paid to the Administrator or Trustee from Available Funds under the TIERS Asset-Backed Securities, Series CHAMT Trust 1997-7.

(iv) The aggregate stated principal amount of the Chase Credit Card Master Trust Class A Floating Rate Certificates, Series 1996-4 (the "Deposited Assets") is $363,900,000 and the notional amount is the same.

(v) The Deposited Assets will bear interest at a rate of 5.78625% for the period from June 15, 1998 through July 15, 1998.

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(vi)   The Deposited Assets are rated AAA by Standard & Poors and Aaa by Moody's
Investors Service .

(vii) The Eligible Investments held by the Issuer as of the Distribtion Date were as follows: None.

(viii) The PSA Index Rate determined with respect to the Distribution Date by Westdeutsche Landesbank Girozentrale, as Swap Counterparty is not to be determined prior to February 1999.

(ix) The aggregate outstanding principal balance of, Notional Amount attributable to and the Current Factor applicable to each class of Securities as of the close of business on the Distribution Date were as follows:

                Fixed Rate Notes, Class A   Floating Rate Certificates Class B

Aggregate Outstanding          $352,980,000                $10,920,000
Principal Balance
Notional Amount                $352,980,000                $10,920,000
Current Factor                 1.00000000                  1.00000000

U.S. Bank Trust National Association, as Administrator

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